SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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/  /  Definitive Proxy Statement

/X/  Definitive Additional Materials

/  /  Soliciting Material Pursuant to §240.14a-12

HENNESSY FUNDS TRUST

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HENNESSY FUNDS TRUST Hennessy Japan Fund Hennessy Japan Small Cap Fund
SUPPLEMENT TO PROXY STATEMENT DATED NOVEMBER 30, 2015

DEAR INVESTOR CLASS SHAREHOLDERS OF THE HENNESSY FUNDS NAMED ABOVE:

This is a supplement, dated November 30, 2015, to the proxy statement, dated June 18, 2015 as supplemented to date (the “Proxy Statement”), for the special meeting (the “Special Meeting”) of the shareholders of the Investor Class shareholders of each of the series listed above (collectively, the “Funds”) of Hennessy Funds Trust, a Delaware statutory trust (“Hennessy Funds”).  This Supplement relates only to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund, as the Special Meeting for all of the other Hennessy Funds referenced in the Proxy Statement has already concluded.

Adjournment of Special Meeting for the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund to January 14, 2016

The Special Meeting is being adjourned from November 30, 2015 and will reconvene on Thursday, January 14, 2016, at 9:00 a.m., PDT, at the principal office of Hennessy Funds located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945.  At the reconvened Special Meeting, shareholders of the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund will consider and vote on the following proposals, as set forth in the Proxy Statement:

1.	To approve a distribution (Rule 12b-1) plan for the Investor Class shares of the above referenced Funds.

2.	To consider and act upon any other business that properly comes before the Special Meeting or any adjournment or postponement thereof.

The attached letter may be sent to shareholders of the Funds that have not yet voted their shares.

YOUR VOTE IS CRITICAL!

PROXY MEETING ADJOURNED TO JANUARY 14, 2016

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

HENNESSY JAPAN FUND
HENNESSY JAPAN SMALL CAP FUND

We are writing to follow-up on proxy materials that were previously mailed to you regarding the Special Meeting of Shareholders that was scheduled for November 30, 2015 and to notify you that the Special Meeting has been adjourned to January 14, 2016. Our records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow your Fund(s) to obtain a sufficient number of votes to hold the adjourned meeting as scheduled.

If you have any questions or would like to vote, please call the number listed below:

1-877-605-2536

Your vote is important no matter the size of your fund holdings. Please vote promptly so your vote can be received prior to the January 14, 2016 adjourned Special Meeting of Shareholders.

The Funds have made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE
Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage paid envelope provided so that it is received by January 13, 2016 (the day prior to the meeting).
To speak with a live proxy specialist call the toll-free number above, Monday through Friday, 8am – 6pm, Central Time.

OR

Call the toll-free touch-tone number listed on your proxy card. Have your proxy card with the control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR VOTING